UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240 14a-12

Ensco plc

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

General Meeting of Shareholders to Be Held on 25 May 2010.

ENSCO PLC

ATTN: INVESTOR RELATIONS

500 NORTH AKARD STREET

SUITE 4300 DALLAS, TX 75201

M23605-P93806

Meeting Information Meeting Type: General Meeting For holders as of: 1 April 2010 Date: 25 May 2010 Time: 09:00 GMT
Location:	Intercontinental London Park Lane One Hamilton Place, Park Lane London, W1J 7QY, United Kingdom

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before 01 May 2010 to facilitate timely delivery.

—— How To Vote ——

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M23606-P93806

Voting Items

The Board of Directors recommends you vote FOR the following resolutions:

1.	To elect Thomas L. Kelly II as a Class II Director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2013.

2.	To elect Rita M. Rodriguez as a Class II Director of Ensco plc for a term to expire at the annual general meeting of shareholders to be held in 2013.

3.	To ratify the Audit Committee’s appointment of KPMG LLP as our U.S. independent registered public accounting firm for 2010.

4.	To ratify the appointment of KPMG Audit Plc as our statutory auditors under Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company) and to ratify that the Audit Committee is authorized to determine our statutory auditors’ remuneration.

5.	To re-approve the Ensco 2005 Cash Incentive Plan, including the material terms of the performance goals therein for purposes of Section 162(m) of the Internal Revenue Code.

M23607-P93806

M23608-P93806